                                                                    Exhibit 10.4


                             SERVICES AGREEMENT ***



THIS SERVICES AGREEMENT (the "Agreement") is entered into as of June 1, 1997 by and between PepsiCo, Inc. with an address of 700 Anderson Hill Rd. Purchase, NY 10577, ("PepsiCo" or "Company"), and Network Management Services, Inc., with an address of 5500 Wayzata Boulevard, Suite 1450, Minneapolis, MN 55416-1241 ("NMS").

                                   RECITALS

WHEREAS, PepsiCo desires to retain NMS to provide certain administrative services for certain Participant benefit Plans maintained by PepsiCo; and

WHEREAS, NMS desires to provide such services on the terms and conditions set forth in this agreement;

NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, and subject to the terms and conditions set forth below, NMS and PepsiCo hereby agree as follow:

ARTICLE 1.  CERTAIN DEFINITIONS
-------------------------------

As used in the Agreement, the following terms shall have the following meanings:

"BEN-NET(TM)" shall mean NMS' proprietary technology services software program providing services including but not limited to group set-up, Vendor set-up, enrollment management, enrollment data edits, eligibility distribution to Vendors, retroactive enrollment adjustments, payments to Vendors, COBRA and other direct individual billing administration.

"Company and PepsiCo" shall refer to the corporate offices of PepsiCo and not the individual PepsiCo divisions.

"Enrollment Form" shall mean the application a Participant completes to obtain covered benefits from a Vendor.

"Participant" shall mean an individual identified by PepsiCo eligible to participate in one or more or PepsiCo's Plans as specified by PepsiCo. A participant includes both primary subscribers and their eligible dependents.

"Plan" or "Plans" shall mean any of the Participant benefit plans of PepsiCo with respect to which NMS provides services, as defined in Appendix A to this Agreement.

"Vendor" shall mean an organization authorized to provide or arrange for health care or other Participant financial /welfare benefits and shall include but not be limited to health maintenance organizations, preferred provider organizations, pharmacy benefits managers, indemnity insurance organizations, third party administrators, mental health/substance abuse service organizations, short and long term disability managers, life insurance organizations, retiree plan administrators, flexible benefit administrators, and employee assistance program administrators, that has contracted with PepsiCo.

"Vim-in" shall mean those data feeds from PepsiCo or its Vendors to NMS which are needed by NMS to perform the obligations of this service Agreement. Vim-ins are categorized into three levels of complexity. The categories serve as a pricing guide for set up and ongoing cost for any Vim-ins beyond those identified in this initial contract.

"Vim-out" those data feeds from NMS to PepsiCo vendors which are needed by NMS to perform the obligations of this service Agreement. Vim-outs are categorized into three levels of complexity. The categories serve as a pricing guide for set up and ongoing cost for any Vim-outs beyond those identified in this initial contract.




***Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.4 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

ARTICLE 2.   NMS RESPONSIBILITIES
---------------------------------

NMS shall be responsible for PepsiCo benefit Vendor eligibility and financial data management including, data receipt from PepsiCo divisions, warehousing and data distribution and financial reconciling between Corporate and all benefit Vendors. NMS is further responsible for generating standard accounting reports associated with these functions. NMS shall produce a thirteen (13) month billing report to be used by Corporate for purposes of divisional allocation. It is further understood that the Vendors will be paid based on a separate twelve (12) month data base and that the two data bases will not fully reconcile at any point in time.

Specific contracted responsibilities are expressed in the Service and Pricing document attached as Appendix A. Specific performance requirements are expressed in the Performance Guarantee document attached as Appendix B.

ARTICLE 3.   COMPANY  RESPONSIBILITIES
--------------------------------------

  1. Company shall supply to NMS, according to a mutually agreed to schedule, regular electronic files relating to Participant's selection of Vendors.
     If Company does not transmit data in a timely fashion or sends incomplete or inaccurate data, Company shall recognize that NMS may not be able to administer its services in complete conformity to the standards and content contained in this Agreement.

  2. Company shall respond to inquiries from NMS, relating to administering the services contained in this Agreement, in a timely and complete fashion which allows NMS to fulfill its obligations contained herein.

  3. Company shall reasonably communicate to Participants instructions for completing enrollment information and otherwise communicating with NMS. Company shall comply with reasonable NMS requests to improve Company's communication and general human resource policies relating to administrative services provided by NMS.

  4. Company shall execute all requests for fund transfers from NMS to Vendors and NMS according to Appendix C unless, in Company's opinion, the request is inaccurate, incomplete or otherwise does not meet reasonable standards for completeness and documentation.

  5. Company, not NMS, shall be responsible for any late payment or reinstatement fees levied by Vendors relating to improper or late payment of premiums, service fees or claims funding request. If late fee is assessed due to NMS negligence (as mutually agreed upon by NMS and PepsiCo), NMS will be responsible for payment of said late fee to the appropriate vendor.

  6. Company shall reimburse NMS according to Appendix A of this Agreement and also subject to the following:

     a. Fees for routine administrative services, including but not limited to the Global Fee, 13 period billing, ad hoc reporting and retiree base fee shall be immediately and fully payable to NMS on a monthly basis at the time PepsiCo reimburses Vendors.

     b. Fees, services, and expenses not reimbursed to NMS on a regular monthly basis, including but not limited to Consulting Services and special projects, are due to NMS thirty (30) days after the invoice receipt date.

     c. PepsiCo shall reimburse NMS for all approved travel related expenses including but not limited to airfare, ground transportation, hotel and meal expenses. Expense reimbursements are due to NMS thirty (30) days after the invoice receipt date.

     d. Any costs for printing, mailing and overnight delivery charges relating to the distribution of information to Company, Participants or Vendors are the sole responsibility of Company unless otherwise described in Appendix A.

ARTICLE 4.  INDEMNIFICATION, INSURANCE AND FIDUCIARY STATUS
-----------------------------------------------------------

Indemnity. Each party (the "Indemnifying Party") shall indemnify and hold harmless the other party (the "Indemnified Party") from and against any costs, claims, damages, liabilities, or losses (including costs and expenses and attorney fees incurred in connection therewith) ("Claims") arising from the negligence or willful misconduct of the indemnifying Party. The Indemnified Party shall notify the Indemnifying Party promptly of any Claim. The Indemnifying Party may, but shall not be required to, assume the defenses of any such Claims. The Indemnified Party shall cooperate with the Indemnifying Party in the defense of any such claim, and shall not settle or compromise such Claim without the prior written consent of the Indemnifying Party.

Insurance. During the term of this Agreement, NMS shall maintain in force the following insurance coverage:

  1. Workers' Compensation and related insurance as prescribed by the law of the state(s) in which the work is to be performed

  2. General comprehensive liability coverage, with limits of *** per occurrence and *** in the aggregate

  3. Property damage coverage in the amount of *** per occurrence

  4. E&O data processing insurance with limits of ***

Upon PepsiCo's request, NMS shall provide certificates of insurance evidencing the aforementioned coverages.

Fiduciary Status. PepsiCo and NMS understand and intend that NMS shall not be a fiduciary within the meaning of the Employee Retirement Income Security Act of 1974 as amended, or any state law with respect to any Plan. NMS shall not have any discretion with respect to the management or administration of any Plan or with respect to determining or changing the rules or policies pertaining to eligibility or entitlement of any participant in any Plan to benefits under such Plan. NMS also shall not have any control or authority with respect to any assets of any Plan, including the investment or disposition thereof. All discretion and control with respect to the terms, administration or assets of any Plan shall remain with PepsiCo or with the named fiduciaries under such Plan.

ARTICLE 5.  TERM AND TERMINATION
--------------------------------

  1. The term of this Agreement will be four years (4) commencing on January 1/st/ 1997 and will thereafter by automatically renewed for successive terms of one (1) year each.

  2. In the event that a party materially breaches in the performance of any of its requirements under this Agreement, the other party may, at its sole discretion, provide notice to the breaching party of its intent to terminate this Agreement.


*** Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.4 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

  3. The breaching party shall have thirty (30) days to cure the default and avoid termination. If the default is not cured within thirty (30) days of the notice, the other party may execute its termination notice to be effective thirty (30) days after the end of the expiration of the default cure period.

  4. For the purposes of this Agreement and without limiting the foregoing generally, a material breach shall include but not be limited to the following:

     a. Failure by NMS to substantially provide the services outlined in Appendix A;

     b. Failure by Company to reimburse NMS according to the terms of this Agreement;

     c. A Party's filing a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the Bankruptcy Act (or similar law of the United States or any other jurisdiction, which law relates to the liquidation or reorganization of companies or the modification or alteration of the rights of creditors) or an answer or other pleading admitting or failing to deny the material allegations of such a petition or seeking, consenting to or acquiescing in the relief therein provided;

     d. A party's making an assignment, or so called trust mortgage or the like, for the benefit of its creditors or by its making a proposal to its creditors under any bankruptcy act;

     e. A party's consenting to the appointment of a receiver or a trustee (or other person performing a similar function) for all or a substantial part of its property;

     f. A party's being adjudicated bankrupt;

     g. The entry of a court order which has not been vacated, set aside or stayed within thirty (30) days from the date of entry, either (i) appointing a receiver or a trustee for all or a substantial part of its property or (ii) approving a petition filed or application made against it for, or effecting an arrangement in, bankruptcy or made against it for, or effecting an arrangement in, bankruptcy or for a reorganization or other relief pursuant to any bankruptcy act or for any other judicial modification or alteration of the rights of creditors;

     h. The assumption of custody or sequestration by a court of competent jurisdiction of all or substantially all of a party's property, which custody or sequestration has not been suspended or terminated within thirty (30) days from its inception; and/or

     i. A party's insolvency, as defined by law.

  5. Obligations Upon Termination. Upon any termination or non-renewal of this Agreement, either party shall deliver to the other party any and all data or information (in whatever form or media) that is owned or developed by or licensed to the other party and that is supplied hereunder. Furthermore, NMS shall cooperate with PepsiCo in the transfer of NMS' obligations hereunder to a replacement service provider.

ARTICLE 6.  CONFIDENTIALITY AND PROPERTY RIGHTS
-----------------------------------------------

Confidential Information. Confidential Information shall include all information relating to the design and data storage components of the NMS BEN-NET(TM) system and any additional information disclosed by one party (the "Discloser") to the other (the "Recipient") in writing and marked "Confidential" or disclosed visually or orally and subsequently confirmed in writing to be confidential within 20 days after the first disclosure. Confidential Information shall not, however, include the following:

  1. Information which is now or hereafter comes into the public domain through no fault of the Recipient;

  2. Information learned by the Recipient from third parties;

  3. Information known to the Recipient or developed by the Recipient independently of information disclosed by the Discloser; or

  4. Information required to be disclosed by Recipient pursuant to requirements of law.

Confidential Treatment. The Recipient shall treat the Confidential Information as confidential, using the same standard of care that it uses to protect its own proprietary or confidential information (but not less than a reasonable standard of care), and shall use reasonable measure to prevent disclosure of the Confidential Information to any third party without the Recipient's consent. The Recipient shall disclose the Confidential Information only to those of its Participants, agents or subcontractors who have a reasonable need for access thereto for.

Return of Information. All Confidential Information shall remain the property of the Discloser. Upon the Discloser's request, the Recipient shall promptly return the Confidential Information, provided, however, that the Recipient may retain copies solely for archival purposes only.

NMS Intellectual Property. Nothing contained in this Agreement shall confer to PepsiCo any property rights, proprietary interest or licenses in the software, written materials, techniques, or know how used by NMS and its BEN-NET(TM) System.

Non-Solicitation. For the term of this Agreement and a period of two (2) years thereafter, neither party shall, in any way, solicit or employee directly or indirectly an employee of the other party without the written consent of the other party.

ARTICLE 7.  ARBITRATION OF DISPUTES
-----------------------------------

Any dispute, controversy or claim that cannot be resolved by the parties arising out of or relating to this engagement letter or the services covered by this letter shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"), and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitration shall be held in Minneapolis, MN, or in such other location as the parties may mutually agree upon. The arbitration will be conducted before a panel of three arbitrators, with one arbitrator named by each party and the third named by the two party-appointed arbitrators, or (if they should fail to agree on the third) by the AAA. The arbitrators may not award non-monetary or equitable relief of any sort. They shall have no power to award punitive damages or any other damages not measured by the prevailing party's actual damages. All aspects of the arbitration shall be treated as confidential. Neither the parties nor the arbitrators may disclose the existence, content or results of the arbitration, except as necessary to comply with legal or regulatory requirements. Before making any such disclosure, a party shall give written notice to all other parties and shall afford such parties a reasonable opportunity to protect their interests.

ARTICLE 8.  BOOKS AND RECORDS
-----------------------------

  1. PepsiCo shall have the right, but not the obligation, to audit the books and records of NMS pertaining to NMS' services rendered hereunder no more than once every twelve (12) months, upon reasonable notice to NMS. Such right to audit shall survive the termination of this Agreement by six (6) months. All audits shall be at PepsiCo's expense.

  2. NMS will make available for audit by either PepsiCo or its designee ("Auditor") its files, books, procedures and records (including computer terminal access to same) pertaining to the services provided by

     NMS under this Agreement during the hours of 8 a.m. to 6 p.m. Monday through Friday, but excluding holidays. NMS shall fully cooperate with such audit and shall make available for interview with the Auditor those personnel with material involvement or responsibility with respect to the services provided by NMS under this Agreement. PepsiCo will give NMS reasonable notice of each audit prior to commencement of the audit. The audit shall be conducted at NMS' offices.

  3. Notwithstanding anything herein to the contrary, in the event that the Auditor is to be a designee of PepsiCo, PepsiCo must first obtain the consent of NMS with respect to such designee, which consent shall not be unreasonably withheld.

  4. NMS shall have the opportunity, prior to the release of the audit report, to review the draft and to include in the report its responses to issues raised by the report.

ARTICLE 9.  NOTICES
-------------------

General. All notices, requests, demands and other communications required to be given hereunder shall be in writing and shall be deemed to have been duly given one day after delivery by hand or via a nationally recognized overnight courier or five days after mailing, certified or registered mail, return receipt requested to the party for whom intended at the address specified in this Article. Either party may designate an alternated address for notices by given written notice thereof in accordance with the provisions of this Article.

Notices to Supplier.  All notices to NMS shall be directed as follows:

     Network Management Services
     5500 Wayzata Blvd., Suite 1275
     Minneapolis, MN 55416-1241
     Attn.: Chief Financial Officer

Notices to PepsiCo.  All notices to client shall be directed as follows:

     PepsiCo
     700 Anderson Hill Road
     Purchase, NY 10577
     Attn.: Burkett W. Huey


ARTICLE 10. GENERAL PROVISIONS
------------------------------

Control of Work. NMS shall be solely responsible for the conduct and control of the work to be performed under this Agreement by NMS and its agents or employees.

Applicable Law. This Agreement shall be governed and construed in accordance with the laws of the State of Minnesota.

Publicity. Each party shall obtain the prior written consent of the other party concerning the content and plan of distribution of any public announcement, press release or advertisement concerning this Agreement, provided that NMS may include references to PepsiCo in client lists, general press releases not specifically pertaining to Company, proposals, and other non-public communications concerning NMS or its services. No prior consent shall be required regarding the inclusion of the other party's name in notices, disclosure documents, or other filing or publications required by law or regulations.

Paragraph Headings. Section headings are for convenience only and shall not be considered part of the terms and conditions of this Agreement.

Modification. No modification, waiver or amendment of any term or condition of this Agreement shall be effective unless and until it shall be reduced to writing and signed on behalf of NMS and PepsiCo.

Waiver. Failure by either party at any time to require full performance by the other party or to claim a breach of any term of this Agreement will not (a) be construed as a waiver of any right under this Agreement, (b) affect any subsequent breach, or (c) affect the validity of this Agreement or any part thereof.

Severability. If any term or provision of this Agreement should be declared invalid by a court of competent jurisdiction, the remaining terms and conditions of this Agreement shall be unimpaired.

Complete Agreement. The Agreement, including the Exhibits, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior proposals, negotiations, conversations, discussions and agreements between the parties. This Agreement may be modified only by a written instrument executed on behalf of both of the parties hereto.

Assignment. Neither party may assign any of its rights under this Agreement without the prior written consent of the other party. Subject to the foregoing, all of the terms and provisions of this Agreement shall be binding upon and insure to the benefit of and be enforceable by the successors and permitted assigns of PepsiCo and NMS.

Survival. The respective obligations of each party that would be their nature continue after the termination or expiration of this Agreement, including without limitation those contained in Confidentiality, Indemnification, and Intellectual Property Indemnification, and shall survive the termination or expiration of this Agreement.

Counterparts. This Agreement may be executed in one or more counterparts each of which shall be deemed to be an original and all of which, taken together, shall constitute a single instrument.

Benefit of the Parties. This Agreement is for the sole and exclusive benefit of the parties hereto and is not intended to, nor does it, confer any benefit upon any third party.

IN WITNESS WHEREOF, the parties hereto, through their duly authorized representatives, have executed this Agreement effective as of the day and year first set forth above.


NETWORK MANAGEMENT SERVICES, INC.



BY: /s/ Scott P. Halstead
   -------------------------
    Name:  Scott P. Halstead
    Title: Chief Financial Officer



PEPSICO, INC


BY: /s/ Jacqui Demeter
    -------------------------
    Name:  Jacqui Demeter
    Title: Manager Health & Welfare Benefits Delivery

                                                   PepsiCo Contract - Appendix A
--------------------------------------------------------------------------------

                               Pricing Schedule

---------------------------------------------------------------------------------------------------------------------
                                  VIMIN/VIMOUT SETUP                                                Fees
---------------------------------------------------------------------------------------------------------------------
1.  Set-Up Environmental analysis                                                                   ***
Description: Project Planning, Management, and coordination with client divisions and
vendors to initialize consolidated administration services.                                 plus travel expenses
---------------------------------------------------------------------------------------------------------------------
2 . VIMIN - Set-up                                                                               5 Imports
Description: Analysis of group reporting, rate and benefit structure required by
client. Data mapping imports from client's payroll/benefit system, database                         ***
enhancements for customized data capture. Pre-import edit logic and reports                         ***
development.                                                                                        ***
                                                                                                    ***
                                                                                                    ***
                                                                                                    ***

                                                                                         Note: pricing corresponds
                                                                                            to list in comments


Assumption:  Current VIMIN  specification requires minimal modifications.

                                                                                              Estimated Total
                                                                                                   *** *

                                                                                         *Does not include VIM-Ins
                                                                                                from Vendors
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
                         Comments
----------------------------------------------------------
 Phase I completed prior to separation of divisions.


----------------------------------------------------------
 *Assume Corporate will supply 1 file versus two
 * Assume PVN Import specification

 PepsiCo VIM-INS:
 .    KFC Stress Test
 .    Frito/Caremark Import
 .    Frito-Lay PVN Import
 .    Pepsi-Cola PVN Import
 .    PepsiCo Corporate PVN Import
 .    International


 Any additional requested VIM-Ins will be priced
 separately.
----------------------------------------------------------


________________________________________________________________________________
J:\PepsiCo\PRICING\1997Pricing\pricing97.doc
Last Print Date:  11/09/98
Last Revision Date:  10/29/98

***Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.4 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                                   PepsiCo Contract - Appendix A

------------------------------------------------------------------------------------------------------------------------------------
3.VIMOUT- Set-Up
Level  I
Description:  Interface with program vendors to deliver consolidated
electronic data feeds. Assumes comprehensive data, multiple                Level I -        Level I Vendors:
coverage's, translating into or converting from complex existing          Assumes 14        .  Aetna H&W (52)
group structures.                                                       charge range of     .  United/Met (52)
                                                                          *** each          *Assume PNP is included
                                                                                            .  Mercer Pension Val (6)
                                                                                            .  Merck/Medco (52)
                                                                         Estimated Total    .  SSB (401k/CSPP/RDC) (52)
                                                                               ***          .  John Hancock (52)
                                                                                            .  Corporate Adhoc (52) - 4 files*
                                                                                               .  PVN Export
                                                                       Additional VIM-OUT      .  PVN Financials  (2 files)
                                                                       set up  @ *** each      .  PVN Data Edits
                                                                                            * Note:  Pricing is separate as
                                                                                            identified as 4 deliverables later in
                                                                                            the process instead of 1 deliverable.
                                                                                            .  KPMG (52)
                                                                                            .  Merrill Demo (52)
                                                                                            .  Merrill Grant (4)
                                                                                            .  Merrill Mini (52)
Level II                                                                                    .  Benefacts Mini (12)
Description:  Interface with program vendors to deliver consolidated   Level II - Assume 5  .  Benefacts SP (3)
electronic data feeds.  Assumes fewer data elements, single line of        @ *** each       .  Benefacts TCPS (6)
coverage, new data structure (no translation).
                                                                         Estimated Total
                                                                               ***
                                                                                            Level II Vendors:
                                                                       Additional VIM-OUT   .  MetLife Dental (52)
                                                                        set up @ *** each   .  CIGNA Dental  (26)
                                                                                            .  Aetna FSA (52)
                                                                                            .  UHC FSA (52)
                                                                                            .  MHN (26)
                                                                                            .  Health International (52)
------------------------------------------------------------------------------------------------------------------------------------


Last Print Date: 11/09/98
Last Revision Date: 03/15/97


*** Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.4 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                                   PepsiCo Contract - Appendix A

----------------------------------------------------------------------------------------------------------------------------
                    VIMIN/VIMOUT SETUP                               Fees                          Comments
----------------------------------------------------------------------------------------------------------------------------
Level III                                                     Level III - Assume   Level III Vendors:
Description:  Interface with program vendors to deliver       10 plus HMOs (137)   .  Lenscrafters (26)
consolidated electronic or hard copy paper data feeds. If        @  *** each       .  Mercer 401k Discrim Test (4)
electronic, assumes minimal data elements, single line of                          .  Hyatt Group Legal (26)
coverage, new data structure (no translation).                                     .  ECPA (12)
                                                                                   .  Mercer Pension Info Line (12)
                                                               Estimated Total     .  Work Comp (52)
                                                                   *** and         .  Work Comp Frito (12)
                                                                    *** *          .  Dep care Connect (26)
                                                                                   Free & Clear (26)
                                                                * Assumes 110      * Assumes part of Merck/Medco
                                                               Pepsi-Cola HMOs     *Assumes part of UHC feed
                                                                with no change     .  Human Affairs (26) - this was eliminated

                                                              Additional VIM-OUT   .  HMOs - 137 (1644)
                                                              set up @ *** each

----------------------------------------------------------------------------------------------------------------------------
TOTAL SET-UP FEE (estimated)                                         ***                     Due 2nd quarter 1997
----------------------------------------------------------------------------------------------------------------------------


Last Print Date: 11/09/98
Last Revision Date: 03/15/97


*** Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.4 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

-------------------------------------------- ----------------------------- ---------------------------------------------------------
          VIMIN/VIMOUT ONGOING                           Fees                                      Comments
-------------------------------------------- ----------------------------- ---------------------------------------------------------
                                                    Global Fee of          Assumptions:
                                                       ***/month           .    Services for global fee are outlined below. All
Previous Pricing Schedule Fees:                                                 other services not in scope are subject to time &
VIM-IN Set Up:                                                                  materials charge @ ***/hour.
-------------                                   Phase 2 Interim Fee is     .    Fee does not include COBRA - see separate fees.
***                                                   ***/month            .    Phase 2 interim fee is effective one month
                                                                                prior to live date for Frito or Pepsi-Cola
VIM-IN Ongoing:                                                            .    If there is a change in number of VIM In or Out
--------------                                                                  feeds (regardless of frequency), fee will increase
*** per VIMIN per month                                                         incrementally based on old pricing schedule for
                                               Assumes 65,000 employees         both development and ongoing.
VIM-OUT Set Up:                                 (This number includes      .    Current Pepsi-Cola revenue for HMOs included in
--------------                               Frito-Lay retirees who have        fee.
Level 1:  *** per VIMOUT                            H&W benefits)          .    Retiree Medical not included.
Level 2:  *** per VIMOUT                                                   .    Travel & Expense not included and billed
Level 3:  *** per VIMOUT                                                        separately.  Except;  (4) account manager trips per
                                                                                year are NMS expense.
VIM-OUT Ongoing:                                                           .    Does not include development costs.
---------------                                                            .    T1 connection & implementation not included
Level 1:   *** per VIMOUT per month                                        .    Annual increase for 1/1/99 subject to CPI + 3%
Level 2:   *** per VIMOUT per month                                             if scope & effort are equal. Increase for Year
Level 3:   *** per VIMOUT per month                                             2,000 will be waived assuming PVN is in
                                                                                maintenance mode, and NMS IS-related salary
                                                                                increases do not necessitate increasing fees in
                                                                                order to adequately support PVN.
                                                                           .    Assumes 65,000 ee's; an adjustment of ***/year
                                                                                will be applied with every increase/decrease of
                                                                                5,000 ee's
-------------------------------------------- ----------------------------- ---------------------------------------------------------

Last Print Date: 11/09/98
Last Revision Date: 03/15/97

***Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.4 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

------------------------------------------------------------------------------------------------------------------------------------
                                 VIMIN VIMOUT ONGOING                       Fees                           Comments
------------------------------------------------------------------------------------------------------------------------------------
1. VIMIN - On-Going                                                 Fee includes 4 ongoing     Corporate PVN Import
Description: Receipt and processing of enrollment adds, changes,           VIM-Ins             Pepsi-Cola PVN Import
and termination records via electronic import from client's                                    Frito PVN Import
payroll/benefit system.                                              Additional VIM-Ins @      International PVN Import
                                                                           ***/mo.
------------------------------------------------------------------------------------------------------------------------------------
2. VIMOUT- On-Going                                               Fee includes the following
Description: Distribution  of enrollment adds, changes, and       vendors outlined in set up   Note:  NMS will accept exchange for
termination records via electronic export or paper on a                     only.              vendors in same level at no
weekly or as appropriate basis.                                                                additional cost to PepsiCo as long
                                                                                               as the net change equals zero.
                                                                                               This provision applies to ongoing
                                                                                               charge only - not the set up fees.

                                                                        (14) Level 1
                    Level I                                           additional VIMOUT
                                                                            @ ***



                                                                        (5) Level II
                    Level II                                          additional VIMOUT
                                                                            @ ***

                                                                        (10) Level III
                                                                             plus
                    Level III                                              137 HMOs
                                                                      additional VIMOUT
                                                                            @ ***
------------------------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
Last Print Date: 11/09/98
Last Revision Date: 03/15/97

***Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.4 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                                   PepsiCo Contract - Appendix A

------------------------------------------------------------------------------------------------------------------------------------
OTHER ADMINISTRATIVE SERVICES                                                  Fees                        COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
1. PCP Management                                                        No PEPM applied.
Description:  Gather PCP elections, load into BEN-NET(TM) during     Service included in the
open enrollment and fornew hires, validate against vendor                   global fee
directory in support of the enrollment process.


------------------------------------------------------------------------------------------------------------------------------------
2. Customer Service                                                      No PEPM applied.
Description: Receive and respond to inquiries from division          Service included in the
HR/Benefits reps and  Health Plans for inquiries regarding                  global fee
enrollment, eligibility, and reconciliation.

------------------------------------------------------------------------------------------------------------------------------------
3. Eligibility Verification                                              No PEPM applied
Description: Application of edits against eligibility                Service included in the
rules, student status verification, and file maintenance.                   global fee

------------------------------------------------------------------------------------------------------------------------------------
4. Premium Billing, Reconciliation                                       No PEPM applied.          Client will fund vendors
Description: Calculation and distribution of consolidated            Service included in the       direct using NMS-reported data,
monthly "self-bill" to client using NMS standard invoice                    global fee             therefore, no collection effort
format, with fully adjudicated retroactive                                                         and no funds transfer and cash
adjustment processing and reconciliation.                                                          balancing required.
Assumes 13th month period billing, however not
at member level.
------------------------------------------------------------------------------------------------------------------------------------
5. BEN-NET(TM) Application                                               Not Included.
Description: Internet access for inquiry                               Priced separately.
by division HR reps. NMS provides Help Desk
support and End-User training.
Description: Internet access for interactive web site
                                 -----------
enrollment with personalized enrollment worksheets.

------------------------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
Last Print Date: 11/09/98
Last Revision Date: 03/15/97

                                                   PepsiCo Contract - Appendix A
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
OTHER ADMINISTRATIVE SERVICES                                                                         Fees
----------------------------------------------------------------------------------------------------------------------
6.COBRA Administration Ongoing
Description: Provide continuation notification to qualified beneficiary or retiree,
process enrollment and eligibility, bill and collect Cobra recipient premium,                      ***/month
provide enrollment data to health plans and enrollment/premium data to client.                        per
                                                                                               Cobra Participant*
If NMS retains responsibility for renewal/open enrollment solicitation and notification.  Price assumes;  a) passive enrollment, b) Client responsible for development & production of enrollment materials, c) NMS responsible for cobra cover letter and updated rate information and mailing of packets.
                                                                                           * Refers to entire family
                                                                                                  unit covered
If NMS provides initial notification to employee following qualifying event only which is incorporate into the general cobra participant fee.


If NMS does not retain 2% premium surcharge for COBRA participants, an additional fee per participant applies and this is incorporated in the fee.

----------------------------------------------------------------------------------------------------------------------
7. COBRA Implementation- Set Up                                                                        ***
Description: Project Planning, Management, and coordination with client divisions and              one time fee
vendors to initialize consolidated administration services.                                            plus
                                                                                                  travel expense

----------------------------------------------------------------------------------------------------------------------
8. HIPAA Certificate Production & Mailing                                                      *** per Certificate
Weekly production and mailing of HIPAA certificates for PepsiCo, Pepsi-Cola, Frito-Lay,              Produced
and International employees who's medical coverage is terminated. HIPAA certificates will not be produced for employees transferring from one division to another where no lapse in coverage occurs.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OTHER ADMINISTRATIVE SERVICES                                                              COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
6.COBRA Administration Ongoing
Description: Provide continuation notification to qualified beneficiary or retiree,        Note: CORBA administration was not
process enrollment and eligibility, bill and collect Cobra recipient premium,              included in original proposal and has
provide enrollment data to health plans and enrollment/premium data to client.             been added as a result of the completion
                                                                                           of environmental analysis
                                                                                           Estimates:
                                                                                           ----------
                                                                                           QB's/month
                                                                                           1200 - PepsiCo
If NMS retains responsibility for renewal/open enrollment solicitation and                 800 - Restaurants
notification.  Price assumes;  a) passive enrollment, b) Client responsible for development & production of enrollment materials, c) NMS responsible for cobra cover
letter and updated rate information and mailing of packets.                                Participants/year
                                                                                           800 - PepsiCo
                                                                                           300 - Restaurants

If NMS provides initial notification to employee following qualifying event only           .  Assumes client retains responsibility
which is incorporate into the general cobra participant fee.                                  for funding vendors for COBRA and
                                                                                              Retiree fees
                                                                                           .  Assumption of enrollment materials to
                                                                                              be developed by client
If NMS does not retain 2% premium surcharge for COBRA participants, an additional fee      .  Assume Cobra benefits and process
per participant applies and this is incorporated in the fee.                                  similar across divisions & benefits
------------------------------------------------------------------------------------------------------------------------------------
7. COBRA Implementation- Set Up                                                            Note: COBRA administration was not
Description: Project Planning, Management, and coordination with client divisions and      included in original proposal and has
vendors to initialize consolidated administration services.                                been added as a result of the completion
                                                                                           of environmental analysis
                                                                                           Assumes transition of Individual
                                                                                           administration from multiple divisions
------------------------------------------------------------------------------------------------------------------------------------
8. HIPAA Certificate Production & Mailing
Weekly production and mailing of HIPAA certificates for PepsiCo, Pepsi-Cola, Frito-Lay, and International employees who's medical coverage is terminated. HIPAA certificates will not be produced for employees transferring from one division to another where no lapse in coverage occurs.

------------------------------------------------------------------------------------------------------------------------------------

Last Print Date:  11/09/99
Last Revision Date: 03/15/97

***Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.4 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                                   PepsiCo Contract - Appendix A
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                  Optional Services                                                Fees
----------------------------------------------------------------------------------------------------------------------
1. Ad Hoc Reporting                                                                        No Charge - Standard
Description: Analysis and programming of custom reports to support data                       Report Package
management and decision making outside of the standard reporting package (Y-T-D
Enrollment, Monthly Enrollment and Payment summary).                                            ***/hour

------------------------------------------------------------------------------------------------------------------------------------
                                  Optional Services                                                       Comments
------------------------------------------------------------------------------------------------------------------------------------
1. Ad Hoc Reporting                                                                        "Standard" reporting package provided at
Description: Analysis and programming of custom reports to support data                    no charge includes monthly enrollment
management and decision making outside of the standard reporting package (Y-T-D            detail and summary, monthly cash flow
Enrollment, Monthly Enrollment and Payment summary).                                       report, consolidated self-bill and
                                                                                           consolidated transfer of funds request.

                                                                                           Monthly charge of *** a month will be
                                                                                           billed to PepsiCo, beginning 4/1/98, and
                                                                                           continuing until such time that PepsiCo
                                                                                           determines that the ad hoc reporting
                                                                                           allocation should be increased or
                                                                                           decreased. In 1998, the allocation for
                                                                                           reporting is 400 hours. NMS will provide
                                                                                           a quarterly reconciliation of actual
                                                                                           hours compared to allocated hours.

------------------------------------------------------------------------------------------------------------------------------------

Last Print Date:  11/09/98
Last Revision Date: 03/15/97

***Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.4 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                                   PepsiCo Contract - Appendix A

------------------------------------------------------------------------------------------------------------------------------------
2.  13 Billing Reporting                                         Export form primary
Description: NMS will provide PepsiCo a report which reflects         database            Cost and charges associated with the 13
payables on a 13 period accounting cycle. The report "13           *** set up fee         period payable report are not included
Period Payable Report" will be produced from a separate                                   in the base contract and are to Import
database used exclusively for this reporting purpose.            Import to secondary      to secondary be billed to PepsiCo on a
                                                                      database            time and materials basis.
                                                                   *** set up fee

                                                                 Development costs;       One third of the 500 hours (@***/hr)
                                                                        ***               required to program for 13 period
                                                                                          process. NMS assumes the other two thirds
                                                                                          of development costs.

                                                              Ongoing Maintenance Costs;  Assumes 65,000 employees
                                                                     ***/month            An adjustment of *** will be applied to
                                                                                          any increase/decrease of 5,000 employees.

                                                                                          Annual increase for 1/1/99 subject to
                                                                                          CPI + 3% if scope & effort are equal.
                                                                                          Increase for Year 2,000 will be waived
                                                                                          assuming PVN is in maintenance mode, and
                                                                                          NMS IS-related salary increases do not
                                                                                          necessitate increasing fees in order to
                                                                                          adequately support PVN.
------------------------------------------------------------------------------------------------------------------------------------
3. Confirmation Statements                                       Available, but not
Description: Generation and distribution of personalized             requested
employee letters identifying enrollment election,                No pricing offered
dependent information, and PCP selection.
------------------------------------------------------------------------------------------------------------------------------------
4. Customer Service: Level II
Description: Receive and respond to inquiries from division       Service included in
HR/Benefits reps, Health Plans, and Continuants for                   Global Fee.
inquiries regarding enrollment, eligibility, billing and
payment.
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Last Print Date: 11/09/97
Last Revision Date: 03/15/97


*** Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.4 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                                   PepsiCo Contract - Appendix A

------------------------------------------------------------------------------------------------------------------------------------
5.  Retiree Administration
 .   Level II Customer Service (Inactives are supplied with       *** monthly fee plus ***
    NMS phone number for a first point of contact.                per non-billed retiree,
 .   Billing, collection and reconciliation (Periodic              *** per billed retiree
    billing and collection for those inactives where NMS
    is notified that their pensions does not cover their
    premiums)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Last Print Date: 11/09/99
Last Revision Date: 03/15/97


*** Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.4 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                                   PepsiCo Contract - Appendix C
--------------------------------------------------------------------------------

PepsiCo Vendor Network 12 (PVN12) consolidated invoice is due to PepsiCo from NMS on the 18/th/ of each coverage month (calendar month). If the 18/th/ falls on a non-business day, the business date closest to the 18/th/ will be the due date of the invoice (for example, if the 18/th/ is on a Saturday, the due date is the 17/th/; if the 18/th/ is on a Sunday, the due date is the 19/th/).

PepsiCo will make payment by the 25/th/ of each month. If the 25/th/ falls on a Saturday or Sunday, PepsiCo will make payment by the Friday preceeding the 25/th/. Payment should be made to the PepsiCo established account.

NMS will distribute payments to each vendor, including itself, within 2 business days following receipt. The payments will be made via ACH, unless a PepsiCo vendor does not accept ACH. This two day turn around results in actual vendor receipt of the distribution on the 3/rd/ business day.

Note: Payment must be received by 3 p.m. central time to be considered received on that specific business day. If received after 3 p.m. central time, the payment will be considered received the following business day.

L:\PepsiCo\PRICING\1997 PRICING\Appendix C.doc
Last Print Date:  11/09/98
Last Revision Date:  10/29/98